UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2007

La Jolla Pharmaceutical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On April 26, 2007, La Jolla Pharmaceutical Company issued a press release announcing that patents covering Riquent® (abetimus sodium), its drug candidate for systemic lupus erythematosus ("lupus" or "SLE"), have issued in both Europe and in the People’s Republic of China. A copy of this press release is furnished hereto as Exhibit 99.1.

This Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Composition of matter patents covering Riquent® issued in both Europe and in the People’s Republic of China. If the full five years of patent term extension under a Supplemental Protection Certificate are granted, the term of the European patent would extend to December 2, 2018. The Chinese patent will be in effect until September 8, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit
Number Description of Exhibit

99.1 Press Release, dated April 26, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

April 27, 2007	By:	/s/ Gail A. Sloan

Name: Gail A. Sloan
Title: Vice President of Finance and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 26, 2007